Exhibit 99.1

As used in this Exhibit 99.1, “Company” refers to WellPoint Health Networks Inc. or to WellPoint Health Networks Inc. together with its subsidiaries as context requires.

Pricing Flexibility Throughout the Year – Percent of Risk Membership Re-priced During Year (percentages below reflect averages over time as of March 31, 2003, excluding state sponsored programs)

First Quarter – 29%

Second Quarter – 6%

Third Quarter – 14%

Fourth Quarter – 7%

Any time (usually during the second half of the year) – 45%

Blue Cross Blue Shield of Missouri – Membership Growth Since 1998

As of December 31, 1998, Blue Cross Blue Shield of Missouri had approximately 841,000 members.

As of December 31, 1999, Blue Cross Blue Shield of Missouri had approximately 833,000 members.

As of December 31, 2000, Blue Cross Blue Shield of Missouri had approximately 832,000 members.

As of December 31, 2001, Blue Cross Blue Shield of Missouri had approximately 852,000 members.

As of December 31, 2002, Blue Cross Blue Shield of Missouri had approximately 891,000 members.

As of March 31, 2003, Blue Cross Blue Shield of Missouri had approximately 891,000 members.

Blue Cross Blue Shield of Missouri – Claim Received Electronically as a Percentage of Total Claims

First Quarter 2002 – 74.74%

Second Quarter 2002 – 75.12%

Third Quarter 2002 – 76.05%

Fourth Quarter 2002 – 75.93%

First Quarter 2003 – 76.24%

HealthLink – Market Position

As of December 31, 2002, HealthLink served more than 2.4 million enrollees of self-funded employers, school districts, governmental entities and labor unions.

HealthLink – Membership Growth Since 1997

As of December 31, 1997, HealthLink had approximately 1,133,000 members.

As of December 31, 1998, HealthLink had approximately 1,347,000 members.

As of December 31, 1999, HealthLink had approximately 1,516,000 members.

As of December 31, 2000, HealthLink had approximately 1,821,000 members.

As of December 31, 2001, HealthLink had approximately 2,022,000 members.

As of December 31, 2002, HealthLink had approximately 2,411,000 members.

UNICARE – Business Profile

Total medical membership as of March 31, 2003 was 1.7 million, primarily in the Midwest, Texas and the Northeast.

Large group (including UNICARE state sponsored programs) constituted 78% and Individual/Small Group constituted 20%, respectively, of UNICARE’s market business units as of March 31, 2003.

Full/partial risk was 55% and self-funded/ASO was 45%, respectively, of UNICARE’s funding type.

UNICARE – Sales Activity and Large Group Attrition

Sales of UNICARE accounts to 167,000 Individual/Small Group members were made during the twelve months ended March 31, 2003.

Sales of UNICARE accounts to 190,000 Large Group members (including UNICARE state sponsored programs members) were made during the twelve months ended March 31, 2003.

UNICARE lost accounts comprised of 255,000 members in Illinois (183,000 members from the State ASO account and 72,000 members from the Dow ASO account) and 32,000 members from the Compaq account in Texas during the twelve months ended March 31, 2003.

Specialty Membership

As of December 31, 1999, the Company had approximately 29,313,000 specialty members.

As of December 31, 2000, the Company had approximately 38,227,000 specialty members.

As of December 31, 2001, the Company had approximately 43,380,000 specialty members.

As of December 31, 2002, the Company had approximately 48,096,000 specialty members.

As of March 31, 2003, the Company had approximately 49,205,000 specialty members.

Specialty Operating Revenue

Total specialty revenue for the three months ended March 31, 2003 (including $114.7 million of intersegment revenue) was $282.5 million, comprised of the following:  pharmacy benefit management – 45%; dental – 33%; life/disability – 15%; workers’ compensation management care services – 4%; and behavioral health/employee assistance program – 3%.

The Company’s workers’ compensation managed care services business experienced revenue growth of approximately 56% during the year ended December 31, 2002.  During that period, net income from such business grew at an even higher rate.

The Company’s dental plan business currently experiences a net income margin of greater than 10%.  During the period from January 1, 1999 through December 31, 2002, the net income of the Company’s dental plan business grew at a compounded annual growth rate of approximately 30%.  During the period from January 1, 1999 through December 31, 2002, the net income of the Company’s California dental plan business grew at a compounded annual growth rate of approximately 20%.

Specialty, Senior and Workers’ Compensation – Market Positioning & Key Initiatives

According to the Company’s internal studies, the Company’s senior business and the Company’s specialty business as a whole occupied the #1 market share position in Georgia and the #2 market share position in California as of Fall 2002.

As of March 2003, the Company’s workers’ compensation management care services business provided network access to over 40% of California’s insured workers’ compensation market.

State Sponsored Programs Membership

As of December 31, 1999, the Company had approximately 710,000 state sponsored programs members.

As of December 31, 2000, the Company had approximately 930,000 state sponsored programs members.

As of December 31, 2001, the Company had approximately 1,288,000 state sponsored programs members.

As of December 31, 2002, the Company had approximately 1,524,000 state sponsored programs members.

As of March 31, 2003, the Company had approximately 1,534,000 state sponsored programs members.

WellPoint Pharmacy Management – Membership Growth

As of December 31, 1993, the Company’s pharmacy benefit management business had approximately 2.1 million members.

As of December 31, 1994, the Company’s pharmacy benefit management business had approximately 6.5 million members.

As of December 31, 1995, the Company’s pharmacy benefit management business had approximately 9.9 million members.

As of December 31, 1996, the Company’s pharmacy benefit management business had approximately 11.5 million members.

As of December 31, 1997, the Company’s pharmacy benefit management business had approximately 12.3 million members.

As of December 31, 1998, the Company’s pharmacy benefit management business had approximately 15.0 million members.

As of December 31, 1999, the Company’s pharmacy benefit management business had approximately 22.0 million members.

As of December 31, 2000, the Company’s pharmacy benefit management business had approximately 29.0 million members.

As of December 31, 2001, the Company’s pharmacy benefit management business had approximately 32.8 million members.

As of December 31, 2002, the Company’s pharmacy benefit management business had approximately 35.0 million members.

As of March 31, 2003, the Company’s pharmacy benefit management business had approximately 36.0 million members.

Blue Cross of California – Non-Public Market Share

The non-public market refers to the private insurance market and the uninsured market combined.

As of Fall 1994, Blue Cross of California had 11.3% of the California non-public market share, the uninsured comprised 19.5% of the California non-public market share and all other private insurers had the remaining 69.2% of the California non-public market share.

As of Fall 1998, Blue Cross of California had 14.4% of the California non-public market share, the uninsured comprised 20.0% of the California non-public market share and all other private insurers had the remaining 65.6% of the California non-public market share.

As of Fall 2002, Blue Cross of California had 19.9% of the California non-public market share, the uninsured comprised 20.5% of the California non-public market share and all other private insurers had the remaining 59.6% of the California non-public market share.

Blue Cross Blue Shield of Georgia – Total Enrollment

As of December 31, 1994, Blue Cross Blue Shield of Georgia had approximately 1,216,000 members.

As of December 31, 1995, Blue Cross Blue Shield of Georgia had approximately 1,333,000 members.

As of December 31, 1996, Blue Cross Blue Shield of Georgia had approximately 1,416,000 members.

As of December 31, 1997, Blue Cross Blue Shield of Georgia had approximately 1,512,000 members.

As of December 31, 1998, Blue Cross Blue Shield of Georgia had approximately 1,620,000 members.

As of December 31, 1999, Blue Cross Blue Shield of Georgia had approximately 1,689,000 members.

As of December 31, 2000, Blue Cross Blue Shield of Georgia had approximately 1,875,000 members.

As of December 31, 2001, Blue Cross Blue Shield of Georgia had approximately 2,054,000 members.

As of December 31, 2002, Blue Cross Blue Shield of Georgia had approximately 2,242,000 members.

As of March 31, 2003, Blue Cross Blue Shield of Georgia had approximately 2,376,000 members.

Blue Cross Blue Shield of Georgia – Market Share

According to the Company’s internal studies, Blue Cross Blue Shield of Georgia had 36% and 42% of the market share in Georgia as of December 31, 2001 and December 31, 2002, respectively.

Blue Cross Blue Shield of Georgia – Product Distribution

From the first quarter of 2001 to the first quarter of 2003, Blue Cross Blue Shield of Georgia has increased the number of brokers and agents distributing its products by 86%.

Blue Cross Blue Shield of Georgia – Distribution Channels

As of the first quarter of 2000, Blue Cross Blue Shield of Georgia had approximately 9,221 brokers and agents, consisting of approximately 883 Farm Bureau agents, 6,121 captive agents and 2,217 general agents.

As of the first quarter of 2001, Blue Cross Blue Shield of Georgia had approximately 11,495 brokers and agents, consisting of approximately 847 Farm Bureau agents, 6,885 captive agents and 3,763 general agents.

As of the first quarter of 2002, Blue Cross Blue Shield of Georgia had approximately 16,482 brokers and agents, consisting of approximately 897 Farm Bureau agents, 7,302 captive agents and 8,283 general agents.

As of the first quarter of 2003, Blue Cross Blue Shield of Georgia had approximately 21,387 brokers and agents, consisting of approximately 900 Farm Bureau agents, 6,687 captive agents and 13,800 general agents.

Blue Cross Blue Shield of Georgia – Customers and Members

As of December 31, 2001, Blue Cross Blue Shield of Georgia had approximately 7 customers and 62,000 members.

As of December 31, 2002, Blue Cross Blue Shield of Georgia had approximately 13 customers and 95,000 members.

As of March 31, 2003, Blue Cross Blue Shield of Georgia had approximately 21 customers and 176,000 members.

Pharmaceutical Spending

According to the Company’s internal studies, growth in the Company’s expenditures for pharmaceutical products during 2002 was attributable to the following factors:  changes in price (47%), increased utilization by members (29%) and changes in the mix of pharmaceutical products (24%).

Claims Processing

The Company processes approximately 98 million claims annually.

Approximately 3.5% of electronically processed claims are rejected due to incomplete or inaccurate data.

Electronically processed claims represent just over 62% of the Company's total claims volume.

Acquisitions

The Company’s acquisition of Cerulean Companies, Inc., the parent company of Blue Cross and Blue Shield of Georgia, Inc., was accretive to earnings within one quarter following the closing of the acquisition.

The Company’s acquisition of RightCHOICE Managed Care, Inc. was accretive to earnings within three quarters following the closing of the acquisition.

The Company’s acquisition of Methodist Care, Inc. was accretive to earnings upon the closing of the acquisition.

The Company paid approximately $9 million in cash to acquire the company now known as PrecisionRx in 2000.

The Company paid approximately $34.8 million in cash to acquire Methodist Care, Inc. in 2002.

Reported Capital and Risk-Based Capital

Reported Capital is the sum of total adjusted capital (or, for Blue Cross of California, tangible net equity) for all regulated WellPoint entities operating in California, Georgia and Missouri or under the UNICARE brand name.

RBC at Company Action Level is the sum of Company Action Level capital (or, for Blue Cross of California, required tangible net equity) for all regulated entities operating in California, Georgia and Missouri or under the UNICARE brand name. Company Action Level capital for any entity is equal to 200% of Authorized Control Level risk-based capital (or any higher capital requirements applicable to any entity) as computed in accordance with applicable state insurance requirements.

As of December 31, 2002, Reported Capital for Blue Cross of California and BC Life & Health Insurance Company was approximately $1,274,000,000.

As of December 31, 2002, Reported Capital for Blue Cross and Blue Shield of Georgia, Inc., Blue Cross and Blue Shield Healthcare Plan of Georgia Inc. and Greater Georgia Life Insurance Company was approximately $420,000,000.

As of December 31, 2002, Reported Capital for Healthy Alliance Life Insurance Company, RightCHOICE Insurance Company, HealthLink HMO and HMO Missouri was approximately $209,000,000.

As of December 31, 2002, Reported Capital for UNICARE Life & Health Insurance Company, UNICARE Health Plan of the Midwest, UNICARE Health Insurance Company of the Midwest, UNICARE Health Plans of Texas, UNICARE Health Plans of Virginia and UNICARE Health Plans of Oklahoma was approximately $367,000,000.

As of December 31, 2002, RBC at Company Action Level for Blue Cross of California and BC Life & Health Insurance Company was approximately $494,000,000.

As of December 31, 2002, RBC at Company Action Level for Blue Cross and Blue Shield of Georgia, Inc., Blue Cross Blue Shield Healthcare Plan of Georgia Inc. and Greater Georgia Life Insurance Company was approximately $199,000,000.

As of December 31, 2002, RBC at Company Action Level for Healthy Alliance Life Insurance Company, RightCHOICE Insurance Company, HealthLink HMO and HMO Missouri was approximately $81,000,000.

As of December 31, 2002, RBC at Company Action Level for UNICARE Life & Health Insurance Company, UNICARE Health Plan of the Midwest, UNICARE Health Insurance Company of the Midwest, UNICARE Health Plans of Texas, UNICARE Health Plans of Virginia and UNICARE Health Plans of Oklahoma was approximately $129,000,000.